SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                               (Amendment No. 1)

               CURRENT REPORT Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): February 29, 1996

                                      EMCON
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

          0-16225                                           94-1738964
  ----------------------                        --------------------------------
 (Commission File Number)                      (IRS Employer Identification No.)

 400 South El Camino Real, San Mateo, California                     94402
 ---------------------------------------------                     ---------
 (Address of principal executive offices)                          (Zip Code)


                                 (415) 375-1522
                              --------------------
              (Registrant's telephone number, including area code)


                               Page 1of 63 pages
                       Exhibit Index appears on Page 5



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



                    INFORMATION TO BE INCLUDED IN THE REPORT

                                 Amendment No. 1

         The undersigned registrant hereby amends the following items of its Current Report on Form 8-K dated February 29, 1996.

Item 2.           Acquisition or Disposition of Assets.

         This section sets forth the complete text of Item 2 as amended. The undersigned registrant has added information in the second paragraph regarding the OWT Notes (as defined below) and has revised information in the fourth paragraph as to the positions held by John Pacey.

         EMCON (the "Company" or "EMCON") has completed a transaction with Organic Waste Technologies, Inc. ("OWT"), the holders of OWT's common and preferred stock ("OWT Stock") and the holders of options to acquire common stock of OWT (the "OWT Options"; collectively, the OWT Stock and the OWT Options being `referred to herein as the "OWT Securities" and the holders thereof, the "Sellers"). There were 34 Sellers in the Acquisition. As a result of the transaction (the "Acquisition"), OWT has become a wholly-owned subsidiary of EMCON.

         The Acquisition, which was announced on January 30, 1996, was consummated on February 29, 1996. To complete the Acquisition, OWT issued notes to certain Sellers who are part of OWT's management, in an aggregate amount of $1,824,649, minus such Sellers' pro rata shares of certain fees and expenses in connection with the Acquisition (the "OWT Notes"), in exchange for such Sellers' OWT Securities; EMCON paid an aggregate of $13,754,351 in cash to the other Sellers in exchange for such Sellers' OWT Securities; and EMCON paid certain fees and expenses incurred by OWT and the Sellers with respect to the transaction (the pro rata share of which was deducted from the consideration received by each Seller for his, her or its OWT Securities). The OWT Notes are convertible into common stock of OWT upon an underwritten public offering of OWT's common stock in an amount in excess of $10 million. In the event that the OWT Notes have not been converted into shares of OWT common stock they may, at the election of the holder, instead be converted into shares of EMCON common stock for a period of ninety days after November 30, 2000 at a conversion price of $6.50 per share. The OWT Securities acquired by OWT and the OWT Options acquired have been canceled.

         The amount of consideration was determined based upon OWT's projected earnings and as a result of a competitive bidding process and arm's length negotiations between management teams of both companies with input from their respective boards of directors.

          The only material relationship between (a) EMCON, its affiliates, its directors and officers or any associate of its directors or officers and (b) the Sellers, is that John Pacey, chairman emeritus of, and an independent consultant to, EMCON, is a Seller and was, prior to the Acquisition, a director of OWT. Mr. Pacey will remain a director of OWT after the Acquisition. The Acquisition was partially financed through a $10 million term loan from The Bank of California, N.A., with the remainder financed from the Company's working capital.

         A copy of the press release announcing the consummation of the Acquisition is attached as Exhibit 99.1, and is incorporated herein by reference.

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

Item 7.           Financial Statements and Exhibits.

This section sets forth the complete text of Item 7(c) as amended. The undersigned registrant has corrected Exhibits A and B to Exhibit 2.1 hereto.

         (c)      Exhibits:

         Exhibit No.                Description
        -------------               -----------

         2.1 Stock Purchase Agreement dated January 30, 1996, among EMCON, OWT and the Sellers (the "Stock Purchase Agreement").

         10.1 Note Agreement dated February 29, 1996 among EMCON, OWT and certain Sellers.

         10.2 Credit Agreement dated February 29, 1996 between EMCON and the Bank of California, N.A. (the "Bank").

         10.3 Security Agreement dated February 29, 1996 by EMCON in favor of the Bank.

         10.4 Pledge Agreement dated February 29, 1996 by EMCON in favor of the Bank.

         10.5 Eurodollar Rate Option Agreement dated February 29, 1996 between EMCON and the Bank.

         10.6 Fixed Rate Amortizing Option Agreement dated February 29, 1996 between EMCON and the Bank.

                    Press  Release  dated  February  29,  1996   announcing  the
         99.1       consummation of the Acquisition.




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




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       EMCON


Date:  April 15, 1996                       By:  /s/ R. Michael Momboisse
                                                 ------------------------
                                                R. Michael Momboisse
                                                Chief Financial Officer and
                                                Vice President - Legal



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



                                  EXHIBIT INDEX

                                                          Sequentially Numbered
Exhibit No.           Description                                Page
- ----------           ------------                         ------------------
   2.1*         Stock Purchase Agreement                           6
                dated January 30, 1996,
                among EMCON, OWT and the Sellers (the
                "Stock Purchase Agreement").

  10.1**        Note Agreement dated
                February 29, 1996
                among EMCON, OWT and
                certain Sellers.

  10.2**        Credit Agreement dated
                February 29, 1996
                between EMCON and the
                Bank of California, N.A. (the "Bank").

  10.3**        Security Agreement dated
                February 29, 1996
                by EMCON in favor of the Bank.

  10.4**        Pledge Agreement dated
                February 29, 1996 by EMCON
                in favor of the Bank.

  10.5**        Eurodollar Rate Option Agreement
                dated February 29, 1996 between
                EMCON and the Bank.

  10.6**        Fixed Rate Amortizing Option
                Agreement dated February 29, 1996
                between EMCON and the Bank.

  99.1**        Press Release dated February 29,
                1996 announcing the consummation
                of the Acquisition.
- -------------------------------------------------------------------------------
*   Amended in this 8-K/A
** Previously filed with the Company's Current Report on Form 8-K, dated February 29, 1996 and filed March 5, 1996.


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